UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/25/2008

BOE FINANCIAL SERVICES OF VIRGINIA INC
(Exact name of registrant as specified in its charter)

Commission File Number:  -

54-1980794
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

P. O. Box 965, Tappahannock, VA 22560
(Address of principal executive offices, including zip code)

804-443-4343
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

BOE Financial Services of Virginia, Inc. (NASDAQ: BSXT) announced today the resignation, effective January 24, 2008, of R. Harding Ball from its Board of Directors and that of its subsidiary, Bank of Essex. Mr. Ball has been a director of the Company since June 24, 1999. Mr. Ball was also a member of the Company's Asset/Liability and Audit Committees. Mr. Ball stated that his decision to resign from the Board of Directors did not relate to any disagreement on any matter relating to the Company's or Bank's operations, policies or practices.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOE FINANCIAL SERVICES OF VIRGINIA INC

Date: January 25, 2008	By:	/s/ Bruce E. Thomas
Bruce E. Thomas
Senior Vice President/Chief Financial Officer and Corporate Secretary